SHARE EXCHANGE AGREEMENT
MADE EFFECTIVE AS OF 16 FEBRUARY 2000 (the "Effective Date").

BETWEEN: YELLOWBUBBLE.COM HOLDINGS LIMITED, a company incorporated in England with registered number 3863067 whose registered office is situated at 190 Strand, London, England, United Kingdom, WC2R 1JN ("Holdings");

AND:                   GORDON  BARRY  McFADZEAN  "Mr.  McFadzean"),  of 108  The
                  Butlers Wharf Building, 36 Shad Thames, London SE1 2YE NARINDER DHILLON ("Mr. Dhillon"), of Spital Croft, Wilsic Lane, Wilsic, Doncaster, South Yorkshire DN11 9AQ PRASHANT NARESH PATEL ("Mr. Patel"), of 5 Langland Drive, Hatch End, Pinner, Middlesex HA5 4SA DAVID FRANK HENDERSON SCROGGIE ("Mr. Scroggie"), of Jessamine Lodge, Rickinghall Superior, Diss, Norfolk IP22 1DY; and THE CONTINENTAL TRUST COMPANY LIMITED ("Continental"), a company registered in Jersey whose registered office is at P.O. Box 829, Charles House, Charles Street, St. Helier, Jersey, JE4 0UE, Channel Islands (collectively, the "Shareholders" and individually, a "Shareholder");

AND:                   YELLOWBUBBLE.COM   LIMITED,  a  company  incorporated  in
                  England with registered number 3835226 whose registered office is situated at 190 Strand, London, England, United Kingdom, WC2R 1JN; ("Yellowbubble");

AND:                   YELLOWBUBBLE.COM,  INC.,  (formerly FAMOUS INTERNET MALL,
                  INC.), a Nevada corporation having an office at 804 - 1415 West Georgia Street, Vancouver, British Columbia, Canada, V6G 3C8 ("FIMI");

WHEREAS:

A. The authorized share capital of Yellowbubble consists of (pound)10,000 divided into 10,000 ordinary shares of (pound)1 each, of which only 1 ordinary share (the "Yellowbubble Share") is issued and outstanding;

B. Holdings is the sole legal and beneficial  owner of the  Yellowbubble  Share;

C. The authorized share capital of Holdings consists of (pound)10,000 divided into 10,000 ordinary shares of (pound)1 each, all of which (the "Holdings Shares") are issued and outstanding;

D. The sole legal and beneficial owners of the Holdings Shares are as follows:

         Shareholder                Number of Holdings Shares Held
         -----------                ------------------------------
         Mr. Dhillon                                   5,000
         Continental (as trustee)                      2,500
         Mr. McFadzean                                 1,000
         Mr. Scroggie                                    750
         Mr. Patel                                       750
                                                      ------
                            Total                     10,000

F. The Shareholders and FIMI have agreed to exchange the Holdings Shares for voting common shares of FIMI, on the terms and conditions described in this Agreement; and

G. Terra Growth Investment Fund ("Terra") has made a (pound)300,000 credit facility (the "Credit Facility") available to Yellowbubble to provide bridge financing pending completion of the transactions contemplated in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree (the "Agreement") as follows:

1.  SHARE EXCHANGE

1.1       Subject  to  the  terms  and   conditions  of  this   Agreement,   the
Shareholders shall transfer all of the Holdings Shares to FIMI in exchange for 8,163,000 voting common shares of FIMI (the "FIMI Shares").

1.2 Except as expressly noted otherwise, the transactions contemplated under this Agreement shall be completed (the "Completion") at the offices of Yellowbubble's solicitors, Messrs. Lawrence Graham, 190 Strand, London, England, or at such other place as may be agreed between the parties, at 9:00 o'clock a.m. local time in London, England, or at such other time as may be agreed between the parties, (the "Time of Closing") on 2 March, 2000, or on such other date as may be agreed between the parties, (the "Closing Date").

1.3 On the Closing Date, immediately prior to Completion, FIMI shall purchase from existing FIMI shareholders 7,400,000 voting common shares of FIMI for a price not to exceed US$0.0004 per share.

1.4 On or before the Closing Date, Yellowbubble shall meet the Closing Milestones identified in the subscription agreement (the "Subscription Agreement") attached as Schedule A to this Agreement. If Yellowbubble meets the Closing Milestones on or before that date, then immediately after the transfer of the Holdings Shares, FIMI shall complete a financing (the "Closing Financing") to raise US$1,500,525 for working capital purposes, by issuing 102,600 voting common shares of FIMI at a price per share of US$14.625, in accordance with the Subscription Agreement. If the Closing Milestones have not been met by the Closing Date, then FIMI shall not be obliged to complete the Closing Financing.

On the Closing Date, the Closing Financing proceeds shall be paid to the law firm of Lawrence Graham ("Lawrence Graham") in trust for FIMI on Lawrence Graham's professional undertaking to immediately pay to Terra on behalf of FIMI all amounts owing by Yellowbubble in respect of the Credit Facility and completely discharge the Credit Facility, and Yellowbubble shall thereupon be indebted to FIMI to repay to FIMI a corresponding amount on demand without interest, or on such other terms as may be agreed in writing between FIMI and Yellowbubble.

1.5 Within 120 days after the Closing Date, Yellowbubble shall meet the First Post-Closing Milestones identified in the Subscription Agreement. If Yellowbubble meets the First Post-Closing Milestones within that period, then FIMI shall complete a financing (the "First Post-Closing Financing") to raise US$1,500,525 for working capital purposes, by issuing 102,600 voting common shares of FIMI at a price per share of US$14.625, in accordance with the Subscription Agreement. If the First Post-Closing Milestones have not been met within 120 days after the Closing Date, then FIMI shall not be obliged to complete the First Post-Closing Financing.

1.6 Within 120 days after the Closing Date, Yellowbubble shall meet the Second Post-Closing Milestones identified in the Subscription Agreement. If Yellowbubble meets the Second Post-Closing Milestones within that period, and if FIMI receives the funds then due under the Subscription Agreement, then FIMI shall complete a financing (the "Second Post-Closing Financing") to raise at least US$2,000,700 for working capital purposes, by issuing 136,800 voting common shares of FIMI at a price per share of US$14.625, in accordance with the Subscription Agreement. If the Second Post-Closing Milestones have not been met within 120 days after the Closing Date, then FIMI shall not be obliged to complete the Second Post-Closing Financing.

2.        CONDITIONS PRECEDENT

2.1 FIMI's obligations to carry out the terms of this Agreement and to complete its transactions contemplated under this Agreement are subject to the fulfilment to the satisfaction of FIMI of each of the following conditions that:

         (a) on or before the Closing Date, FIMI shall have been able to complete FIMI's Investigation (defined below) with results to its reasonable satisfaction;

         (b) on or before the Closing Date, the directors and, if required, the shareholders of FIMI shall have approved this Agreement and all the transactions of FIMI contemplated hereunder;

         (c) on or before the Closing Date, FIMI shall have received the fully executed Subscription Agreement and FIMI's London solicitors, Watson, Farley & Williams ("WFW"), shall have received in trust the funds required thereunder in respect of the Closing Financing and the First Post-Closing Financing;

         (d) at the Time of Closing, Lawrence Graham shall provide an opinion dated as of the Closing Date, substantially in the form of Schedule B to this Agreement (the "Yellowbubble Solicitor Opinion");

         (e) at the Time of Closing, Yellowbubble shall have met all the Closing Milestones identified in the Subscription Agreement;

         (f) as of the Time of Closing, the Shareholders, Holdings and Yellowbubble (collectively, the "Yellowbubble Group") shall have complied with all of their respective covenants and agreements contained in this Agreement; and

         (g) as of the Time of Closing, the representations and warranties of each of the Yellowbubble Group contained in this Agreement or contained in any certificates or documents delivered by any of them pursuant to this Agreement shall be completely true as if such representations and warranties had been made as of the Time of Closing.

The conditions set forth above are for the exclusive benefit of FIMI and may be waived by FIMI in whole or in part at any time at or before the Time of Closing.

2.2 The Shareholders' obligations to carry out the terms of this Agreement and to complete the transactions contemplated under this Agreement are subject to the fulfilment to their satisfaction of each of the following conditions that:

         (a) by the Time of Closing, the Shareholders shall have been able to complete the Shareholders' Investigation (defined below) with results to its reasonable satisfaction;

         (b) after cancellation of 7,400,000 of the Repurchased Shares immediately prior to the Time of Closing, FIMI's issued share capital will be not more than 5,100,000 common shares;

         (c) at the Time of Closing, the U.S. solicitors for FIMI, Lanham & Associates, shall provide an opinion dated as of the Closing Date, substantially in the form of Schedule C to this Agreement (the "FIMI Solicitor Opinion");

         (d) at the Time of Closing, the common shares of FIMI will be quoted on the Over the Counter Bulletin Board of NASDAQ (the "OTC Board");

         (e) by the Time of Closing, FIMI shall have received the fully executed Subscription Agreement and WFW shall have received in trust the funds required thereunder in respect of the Closing Financing and the First Post-Closing Financing;

         (f) as of the Time of Closing, FIMI shall have complied with all of its covenants and agreements contained in this Agreement; and

         (g) as of the Time of Closing, the representations and warranties of FIMI contained in this Agreement or contained in any certificates or documents delivered by it pursuant to this Agreement shall be completely true as if such representations and warranties had been made by FIMI as of the Time of Closing.

The conditions set forth above are for the exclusive benefit of the Shareholders and may be waived by the Shareholders in whole or in part at or before the Time of Closing.

2.3 The parties acknowledge and agree each with the other that this Agreement and all of the transactions contemplated under this Agreement are subject to receipt of any regulatory approvals that may be required under applicable laws. If any such approvals are required but are not obtained by the Closing Date, then this Agreement shall terminate and be of no further force or effect.

3.        COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS

3.1 Each of the Yellowbubble Group jointly and severally covenants and agrees with FIMI that each of the Yellowbubble Group shall:

         (a) from and including the Effective Date through to and including the Time of Closing, permit FIMI, through its directors, officers, employees and authorized agents and representatives, at FIMI's own cost, full access to the books, records and property of Yellowbubble including, without limitation, all of the assets, contracts, correspondence, accounts and minute books of Yellowbubble, so as to permit FIMI to make such investigation ("FIMI's Investigation") of Yellowbubble as FIMI considers advisable;

         (b) use its reasonable best efforts to obtain any regulatory approvals for this Agreement and the transactions contemplated hereunder required by applicable laws on or before the Closing Date;

         (c) provide to FIMI all such further documents, instruments and materials and do all such acts and things as may be required by FIMI to obtain any regulatory approvals that may be required under applicable laws;

         (d) from and including the Effective Date through to and including the Time of Closing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of each of the Yellowbubble Group contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement remain true and correct;

         (e) from and including the Effective Date through to and including the Time of Closing, preserve and protect all of the goodwill, assets, business and undertaking of Yellowbubble and Holdings and, without limiting the generality of the foregoing, carry on the businesses of Yellowbubble and Holdings in a reasonable and prudent manner; and

         (f) from and including the Effective Date through to and including the Time of Closing, keep confidential all discussions and communications (including all information communicated therein) between the parties, and all written and printed materials of any kind whatsoever exchanged by the parties, except only any information or material that:

                  (i) was in the public domain at the time of disclosure to a party (the "Recipient");

                  (ii) was already in the possession of the Recipient prior to disclosure, as demonstrated by the Recipient through tangible evidence;

                  (iii) subsequently enters the public domain through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

                  (iv) is required to be disclosed by law or by a court or regulatory authority of competent jurisdiction;

                  and, if so requested by FIMI, each of the Yellowbubble Group shall arrange for any director, officer, employee, authorized agent or representative of Yellowbubble to enter into, and each of the Yellowbubble Group themselves shall enter into, a non-disclosure agreement with FIMI in a form acceptable to FIMI acting reasonably.

3.2 Each of the Yellowbubble Group jointly and severally covenants and agrees with FIMI that, from and including the Effective Date through to and including the Time of Closing, each of the Yellowbubble Group shall not:

         (a) do any act or thing that would render any representation or warranty of any of the Yellowbubble Group contained in this

                  Agreement or any certificates or documents delivered by any of them pursuant to this Agreement untrue or incorrect; nor

         (b) sell, encumber or dispose of, or negotiate with any other person in respect of a sale, encumbrance or disposition of, the Yellowbubble Share, any of the Holdings Shares or any other shares, goodwill, assets, business or undertaking of Yellowbubble or Holdings.

3.3 Each of the Yellowbubble Group jointly and severally acknowledges to and agrees with FIMI that FIMI's Investigation shall in no way limit or otherwise adversely affect the rights of FIMI as provided for hereunder in respect of the representations and warranties of each of the Yellowbubble Group contained in this Agreement or in any certificates or documents delivered by any of them pursuant to this Agreement.

3.4       FIMI covenants and agrees with the Yellowbubble Group that FIMI shall:

         (a) from and including the Effective Date through to and including the Time of Closing, permit the Shareholders, through their authorized agents and representatives, at the Shareholders' own cost, full access to the books, records and property of FIMI including, without limitation, all of the assets, contracts, correspondence, accounts and minute books of FIMI, so as to permit the Shareholders to make such investigation (the "Shareholders' Investigation") of FIMI as the Shareholders consider advisable;

         (b) use its reasonable best efforts to obtain any regulatory approvals for this Agreement and the transactions contemplated hereunder required by applicable laws on or before the Closing Date;

         (c) provide to the Shareholders all such further documents, instruments and materials and do all such acts and things as may be required by the Shareholders to obtain any regulatory approvals that may be required under applicable laws;

         (d) from and including the Effective Date through to and including the Time of Closing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of FIMI contained in this Agreement or in any certificates or documents delivered by it pursuant to this Agreement remain true and correct;

         (e) from and including the Effective Date through to and including the Time of Closing, preserve and protect all of the goodwill, assets, business and undertaking of FIMI and, without limiting the generality of the foregoing, carry on the business of FIMI in a reasonable and prudent manner;

         (f) from and including the Effective Date through to and including the Time of Closing, subject to its legal reporting obligations, keep confidential all discussions and communications (including all information communicated therein) between the parties, and all written and printed materials of any kind whatsoever exchanged by the parties, except only any information or material that:

                  (i) was in the public domain at the time of disclosure to a party (the "Recipient");

                  (ii) was already in the possession of the Recipient prior to disclosure, as demonstrated by the Recipient through tangible evidence;

                  (iii) subsequently enters the public domain through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

                  (iv) is required to be disclosed by law or by a court or regulatory authority of competent jurisdiction;

                  and, if so requested by Yellowbubble, FIMI shall arrange for any director, officer, employee, authorized agent or representative of FIMI to enter into, and FIMI itself shall enter into, a non-disclosure agreement with Yellowbubble in a form acceptable to Yellowbubble acting reasonably;

         (g)      complete  the   Closing  Financing  on  the  Closing  Date  if
                  Yellowbubble has met all the Closing Milestones;

         (h) complete the First Post-Closing Financing if Yellowbubble meets all the First Post-Closing Milestones within 120 days after the Closing Date;

         (i) complete the Second Post-Closing Financing if FIMI receives the funds due in respect thereof pursuant to the Subscription Agreement and Yellowbubble meets all the Second Post-Closing Milestones within 120 days after the Closing Date; and

         (j) promptly after Completion, execute the declarations of trust and powers of attorney delivered to FIMI by the Shareholders on Completion and deliver certified copies to the Shareholders.

3.5 FIMI covenants and agrees with the Yellowbubble Group that, from and including the Effective Date through to and including the Time of Closing, FIMI shall not do any act or thing that would render any representation or warranty of FIMI contained in this Agreement or any certificates or documents delivered by it pursuant to this Agreement untrue or incorrect.

3.6 At the time of Closing, FIMI will take all necessary corporate actions so that as soon as practicable after Closing the officers and directors of FIMI will be:



                  Directors:        Mr. Dhillon
                                    Mr. Scroggie
                                    Mr. Patel


         Officers:         President:                         Mr. Meyer
                           Secretary:                         Mr. Scroggie
                           Chief Executive Officer:  Mr. Dhillon

3.7 If the transactions contemplated herein do not complete on the Closing Date, then FIMI shall immediately upon written request by Yellowbubble change its name to a name that does not incorporate the name "Yellowbubble" or any name confusingly similar to it, and FIMI shall not be entitled to carry on or hold itself out as carrying on the Yellowbubble.com business.

4.        REPRESENTATIONS AND WARRANTIES

4.1 In order to induce FIMI to enter into this Agreement and complete its transactions contemplated hereunder, each of the Shareholders other than Continental jointly and severally represents and warrants to FIMI that:

         (a) Yellowbubble and Holdings were each duly incorporated under the laws of England and have been duly continued and remain validly existing under the laws of England, and each of them:

                  (i) is a "private company limited by shares" within the meaning of section 1 of the Companies Act 1985, and is not subject to any statutory registration or filing requirements applicable to public reporting companies;

                  (ii) has the power, authority and capacity to enter into this Agreement and carry out its terms; and

                  (iii) is in good standing with respect to the filing of all annual reports required under the laws of England;

         (b)      the  Directors  and  Officers of   each  of  Yellowbubble  and
                  Holdings are as follows:

                  (i)      Mr. Dhillon - Director;

                  (ii)     Mr. Patel - Director;

                  (iii)    Mr. Scroggie - Director and Secretary; and

                  (iv) Mr. McFadzean - Director of Holdings and Yellowbubble and Non-Executive Chairman of Yellowbubble;

         (c) the authorized and issued share capital of Yellowbubble and of Holdings is as set forth in Recitals A and C of this Agreement;

         (d) the Yellowbubble Share is and will on the Closing Date immediately prior to Completion be a validly issued and outstanding fully paid ordinary share of Yellowbubble registered in the name of, and legally and beneficially owned by, Holdings, free and clear of all voting restrictions, trade restrictions, liens, claims, charges or encumbrances of any kind whatsoever, save for those imposed by law and the Articles of Association of Yellowbubble;

         (e) except for the Yellowbubble Share, there are no documents, instruments or other writings of any kind whatsoever which constitute a security of Yellowbubble and there are no options,  agreements  or  rights  of any  kind  whatsoever  to
                  acquire   directly   or   indirectly   any  other   shares  of
                  Yellowbubble;

         (f) except for the Holdings Shares, there are no documents, instruments or other writings of any kind whatsoever which constitute a security of Holdings and, except as is provided for by operation of this Agreement, there are no options, agreements or rights of any kind whatsoever to acquire directly or indirectly any other shares of Holdings;

         (g) the Memorandum and Articles of Association of Yellowbubble have not been altered since the incorporation of Yellowbubble, except to effect the change of its name to its present name;

         (h) the Memorandum and Articles of Association of Holdings have not been altered since the incorporation of Holdings, except to effect the change of its name to its present name;

         (i) all of the material transactions of Yellowbubble which are required to be recorded or filed in or with the books or records of Yellowbubble have been promptly and properly so recorded or filed and the minute books of Yellowbubble contain all records of the meetings and proceedings of the shareholders and directors of Yellowbubble since its incorporation;

         (j) all of the material transactions of Holdings which are required to be recorded or filed in or with the books or records of Holdings have been promptly and properly so recorded or filed and the minute books of Holdings contain all records of the meetings and proceedings of the shareholders and directors of Holdings since its incorporation;

         (k) Yellowbubble and Holdings hold all licences and permits that are required for carrying on their respective businesses in the manner in which such businesses have been carried on;

         (l) Yellowbubble is the registered and beneficial owner of each of the properties and assets used by Yellowbubble and which is necessary or useful in the conduct of its business (collectively the "Assets") including, without limitation, the domain names "Yellowbubble.com" and "Yellowbubble.net" (the "Domain Names") and the other assets listed on Schedule D to this Agreement, which are owned or licensed as indicated therein;

         (m) Yellowbubble has good and marketable exclusive title to each of the Assets free and clear of all liens, charges and encumbrances of any kind whatsoever save and except those specified as "Permitted Encumbrances" on Schedule D to this Agreement, and in particular:

                  (i) Yellowbubble is the sole and exclusive legal and beneficial owner of the Domain Names, free and clear of all encumbrances whatsoever, and is not a party to or bound by any contract or any other obligation whatsoever that limits or impairs its ability to sell, transfer, assign or convey, or that otherwise affects, the Domain Names;

                  (ii) Yellowbubble is or is able to procure that it becomes the registered owner of the Domain Names, and all fees or other costs associated with maintaining the registration of the Domain Names have been paid for the 2000 calendar year and the registration of the Domain Names is in good standing with Network Solutions Inc.; and

                  (iii) no other person has been granted any interest in or right to use all or any portion of the Domain Names;

         (n) each item of machinery and equipment of any kind whatsoever comprised in the Assets is in reasonable operating condition and in a state of reasonable maintenance and repair taking into account its age and use;

         (o) the only bank accounts of Yellowbubble are current account and a deposit account both held at the Sheffield branch of

                  National Westminster Bank plc; Holdings does not have a bank account and neither Yellowbubble nor Holdings has any safety deposit box or any other bank or brokerage account;

         (p) each of Yellowbubble and Holdings has the corporate power to own the assets it owns, and to carry on the business carried on by it, and is duly qualified to carry on business in all jurisdictions in which it carries on business;

         (q) save for any costs and expenses arising in the ordinary course of business, all material outstanding liabilities, whether direct, indirect, absolute, contingent or otherwise, whatsoever of Yellowbubble and of Holdings have been disclosed in writing to FIMI, and the total liabilities of Holdings and of Yellowbubble (save in respect of the indebtedness owed by Yellowbubble to Terra in respect of the Credit Facility) do not exceed (pound)250,000;

         (r) except as disclosed in writing to FIMI prior to FIMI's execution of this Agreement:

                  (i) no dividends or other distributions of any kind whatsoever on any shares in the capital of Yellowbubble or Holdings have been made, declared or authorized;

                  (ii) no new machinery or equipment of any kind whatsoever has been ordered by, or installed or assembled on the premises of, Yellowbubble or Holdings;

                  (iii) neither Yellowbubble nor Holdings is indebted to any of the Shareholders;

                  (iv) none of the Shareholders or any other officer, director or employee of Yellowbubble or Holdings is indebted or under obligation to Yellowbubble or Holdings on any account whatsoever; and

                  (v) neither Yellowbubble nor Holdings has guaranteed or agreed to guarantee any debt, liability or other obligation of any kind whatsoever of any person, firm or corporation of any kind whatsoever;

         (s)      since Yellowbubble's incorporation:

                  (i) there has not been any material adverse change of any kind whatsoever in the financial position or condition of Yellowbubble or Holdings, or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or Assets of Yellowbubble or Holdings or the right or capacity of Yellowbubble or Holdings to carry on their respective businesses;

                  (ii) neither Yellowbubble nor Holdings has waived or surrendered any right of any kind whatsoever of material value; and

                  (iii) except as may be expressly permitted under this Agreement, neither Yellowbubble nor Holdings has discharged, satisfied or paid any lien, charge or encumbrance of any kind whatsoever or obligation or liability of any kind whatsoever other than current liabilities in the ordinary course of its business;

         (t) the directors, officers, key employees and independent contractors and consultants of Yellowbubble and Holdings, and all of their compensation arrangements with Yellowbubble and

                  Holdings,   whether   as   directors,   officers,   employees,
                  independent contractors or consultants, are as listed on Schedule E to this Agreement;

         (u) no payments of any kind whatsoever have been made or authorized by Yellowbubble or Holdings directly or indirectly to or on behalf of any of the Shareholders or any of the directors, officers, key employees, independent contractors or consultants of Yellowbubble or Holdings except in accordance with those compensation arrangements specified on Schedule E to this Agreement;

         (v) there are no pensions, profit sharing, group insurance or similar plans or other deferred compensation plans of any kind whatsoever affecting Yellowbubble or Holdings other than those, if any, specified on Schedule E to this Agreement;

         (w) neither Yellowbubble nor Holdings is now, or has ever been, a party to any collective agreement with any labour union or other association of employees of any kind whatsoever, no collective bargaining agent has been certified in respect of Yellowbubble or Holdings, and there is no application pending for certification of a collective bargaining agent in respect of Yellowbubble or Holdings;

         (x) the contracts and agreements included on Schedule E to this Agreement and those additional contracts and agreements specified on Schedule F to this Agreement (collectively the "Material Contracts") constitute all of the material contracts and agreements of Yellowbubble and Holdings;

         (y) except as may be noted on the appropriate Schedule to this Agreement, the Material Contracts are in good standing in all material respects and not in default in any respect;

         (z) neither Yellowbubble nor Holdings has licensed, leased, transferred, disposed of or encumbered any of the Assets in any way, or permitted any third party access to any of the Assets the value of which may be compromised by such access, including in particular the source code to any computer software, any subscriber lists or any trade secret information included in the Assets, except only in accordance with the terms of the Material Contracts;

        (aa) to the best of the Shareholders' knowledge, having made appropriate searches, no third party privacy or intellectual property rights, including without limitation, copyright, trade secret or patent rights, were violated in the creation, compilation or acquisition of, or are violated by the use of, any of the Assets by Yellowbubble or by any party through whom Yellowbubble acquired title or a license or to whom Yellowbubble has granted a license in respect of the Assets, and in particular the use of the Domain Names by Yellowbubble does not infringe upon or induce or contribute to the infringement of any intellectual property rights, domestic or foreign, of any other person;

         (bb) neither Yellowbubble nor Holdings is in material breach of any applicable law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever including, without limitation, any applicable securities laws;

         (cc) all tax returns and reports of Yellowbubble and of Holdings required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of Yellowbubble and of Holdings have been paid or disclosed in writing to FIMI before FIMI entered into this Agreement;

         (dd)     neither Yellowbubble nor Holdings has:

                  (i) except as disclosed in writing to FIMI prior to the Effective Date, made any election under any applicable tax legislation with respect to the acquisition or disposition of any property at other than fair market value;

                  (ii) acquired any property for proceeds greater than the fair market value thereof; or

                  (iii) disposed of anything for proceeds less than the fair market value thereof;

         (ee) each of Yellowbubble and Holdings has made all elections required to have been made under any applicable tax legislation in connection with any distributions made by either of them and all such elections were true and correct and filed in the prescribed form and within the prescribed time period;

         (ff) adequate provision has been made for taxes payable by Yellowbubble and by Holdings for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers or other arrangements of any kind whatsoever providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax or governmental charge of any kind whatsoever by Yellowbubble or Holdings;

         (gg) neither Yellowbubble nor Holdings has any contingent tax liabilities of any kind whatsoever, and there are no grounds which would prompt a reassessment of Yellowbubble or Holdings, including for aggressive treatment of income or expenses in earlier tax returns filed;

         (hh)     there  are  no  amounts   outstanding  and  unpaid  for  which
                  Yellowbubble or Holdings has previously claimed a deduction under any applicable tax legislation;

         (ii) Yellowbubble and Holdings have each made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever;

         (jj) there are no actions, suits, judgements, investigations or proceedings of any kind whatsoever outstanding, pending or known to be threatened against or affecting Yellowbubble or Holdings at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and there is no basis therefor;

         (kk) each of Yellowbubble and Holdings has good and sufficient power, authority and capacity to enter into this Agreement and complete its respective transactions contemplated under this Agreement on the terms and conditions set forth herein;

         (ll) the execution and delivery of this Agreement, the performance of their respective obligations under this Agreement and the Completion will not:

                  (i) conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, any of the constating documents of Yellowbubble or Holdings, or any of the terms of any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which any of the Yellowbubble Group is a party or by which any of them is bound, or any judgement or order of any kind whatsoever of any court or administrative body of any kind whatsoever by which any of them is bound; nor

                  (ii) result in the violation of any law or regulation in the U.K. by any of Yellowbubble Group;

         (mm) neither Yellowbubble nor Holdings has incurred any liability for agency, brokerage, referral or finder's fees, commissions or compensation of any kind whatsoever with respect to this Agreement or any transaction contemplated under this Agreement; and

         (nn) the representations and warranties of the Shareholders contained in this Agreement disclose all material facts known to each of them specifically relating to the transactions contemplated under this Agreement which, so far as the Shareholders are aware, materially and adversely affect, or in the future may materially and adversely affect, their respective abilities to perform their respective obligations under this Agreement or the value of the Yellowbubble Share, the Holdings Shares or the Assets.

4.2 In order to induce FIMI to enter into this Agreement and complete its transactions contemplated hereunder, each of the Shareholders jointly and severally represents and warrants to FIMI that, in respect of each Shareholder:

         (a) the Shareholder has good and sufficient power, authority and capacity to enter into this Agreement and complete the transactions contemplated under this Agreement on the terms and conditions set forth herein;

         (b) the Holdings Shares indicated in Recital D of this Agreement to be held by the Shareholder are and will on the Closing Date immediately prior to Completion be validly issued and outstanding fully paid and non-assessable common shares of Holdings registered in the name of, and legally and, except in the case of Continental, beneficially owned by, the Shareholder, free and clear of all voting restrictions, trade restrictions, liens, claims, charges or encumbrances of any kind whatsoever other than as set out in the Articles of Association of Holdings;

         (c) the Shareholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the FIMI Shares and is able to bear the economic risk of loss of the Shareholder's entire investment;

         (d) FIMI has provided to the Shareholder the opportunity to ask questions and receive answers concerning the terms and conditions of the issuance of the FIMI Shares and the Shareholder has had access to such information concerning FIMI as the Shareholder has considered necessary or appropriate in connection with the investment decision to acquire the FIMI Shares;

         (e) the Shareholder is acquiring the FIMI Shares for the Shareholder's own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the FIMI Shares in violation of applicable United States securities laws;

         (f) the Shareholder has not agreed to acquire the FIMI Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

         (g) the Shareholder is not a "U.S. Person", the definition of which includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person, any partnership or corporation organized or incorporated under the laws of the United States, and any partnership or corporation organized or incorporated under the laws of any foreign jurisdiction by a U.S. Person principally for the purposes of investing in securities not registered under the United States Securities Act of 1933 (the "Securities Act");

         (h) the Shareholder was outside the United States at the time of execution and delivery of this Agreement;

         (i) no offers to sell the FIMI Shares were made by any person to the Shareholder while the Shareholder was in the United States; and

         (j)      the  FIMI   Shares  are  not  being   acquired,   directly  or
                  indirectly, for the account or benefit of a U.S. Person or a person in the United States.

4.3 The representations and warranties of each of the Shareholders contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing, and they shall survive the Completion and remain in full force and effect thereafter for the benefit of FIMI.

4.4 The representations and warranties in section 4.1 of this Agreement are made and given subject to the disclosures contained in Schedule L and the Shareholders shall not be nor shall they be deemed to be in breach of any such representations or warranties to the extent (but only to the extent) qualifications of such representations or warranties are reasonably apparent from the face of the documents listed in Schedule L.


4.5       Each of the Shareholders acknowledges and agrees that:

         (a) the FIMI Shares have not been and will not be registered under the Securities Act or the securities laws of any state of the United States or other jurisdiction and that the exchange contemplated hereby is being made in reliance on the Shareholder's representations and warranties regarding the circumstances required for an exemption from such registration requirements;

         (b) the issuance of the FIMI Shares has not been approved or disapproved by the United States Securities and Exchange
                  Commission, any state securities agency, or any foreign securities agency, and FIMI is not registered under the United States Securities Exchange Act of 1934 (the "Exchange Act");

         (c) the certificates representing the FIMI Shares will bear a legend stating that such shares have not been registered under the Securities Act or the securities laws of any state of the United States and may not be traded except in compliance with the Securities Act and the Exchange Act; and

         (d) if the Shareholder decides to offer, sell or otherwise transfer any of the FIMI Shares, he will not offer, sell or otherwise transfer any of the FIMI Shares directly or indirectly, unless:

                  (i)      the sale is to FIMI;

                  (ii) the sale is made pursuant to the exemption from the registration requirements under the Securities Act provided by Rule 144 thereunder or Regulation S, and in accordance with any applicable state securities or "Blue Sky" laws; or

                  (iii) the FIMI Shares are sold in a transaction that does not require registration under the Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and he has prior to such sale furnished to FIMI an opinion of counsel to that effect reasonably satisfactory to FIMI.

4.6 Each of the Shareholders consents to FIMI making a notation on its records or giving instructions to any transfer agent of FIMI to implement the restrictions on transfer set forth and described herein.

4.7 Each of the Shareholders acknowledges and accepts that there may be material tax consequences to a Shareholder in respect of an acquisition or disposition of the FIMI Shares, and that FIMI gives no opinion and makes no representation with respect to the tax consequences to the Shareholder under United States, state, local or foreign tax law in respect of the Shareholder's acquisition or disposition of the FIMI Shares.

4.8 In order to induce the Shareholders to enter into this Agreement and complete the transactions contemplated hereunder, FIMI represents and warrants to the Shareholders that:

         (a) FIMI was and remains duly incorporated and validly existing under the laws of the State of Nevada, and FIMI is in good standing with respect to all filings required by the Nevada Secretary of State;

         (b) the authorized capital of FIMI consisted of 50,000,000 shares with a par value of $0.001 per share, of which 12,500,000 shares (the "Outstanding Shares") were issued and outstanding as of the Effective Date;

         (c) other than as contemplated in this Agreement, no further shares of FIMI will be issued after the Effective Date, and there are no commitments, plans or arrangements of any kind whatsoever to issue any further shares of FIMI, nor are there any outstanding options, warrants, convertible securities or other rights of any kind whatsoever calling for the issuance of any of the unissued shares of FIMI;

         (d) Except for the 12,500,000 common shares of FIMI that are currently issued and the further shares to be issued pursuant to this Agreement, there are no documents, instruments or other writings of any kind whatsoever which constitute a security of FIMI;

         (e) the FIMI Shares to be issued on Completion will be, when issued, validly issued as fully paid and non-assessable;

         (f) FIMI has good and sufficient power, authority and capacity to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein;

         (g)      the common shares  of FIMI  are  currently quoted on  the  OTC
                  Board;

         (h) the constating documents of FIMI have not been altered since the incorporation of FIMI, except to effect changes of its name, culminating in its present name, and to complete a 2.5:1 forward split to increase its issued and outstanding share capital from 5,000,000 to 12,500,000 common voting shares;

         (i) all of the material transactions of FIMI which are required to be recorded or filed in or with the books or records of FIMI have been promptly and properly so recorded or filed and the minute books of FIMI contain all records of the meetings and proceedings of the shareholders and directors of FIMI since its incorporation;

         (j) FIMI holds all licences and permits that are required for carrying on its business in the manner in which such business has been carried on;

         (k) FIMI has good and marketable exclusive title to each of the assets used by it free and clear of all liens, charges and encumbrances of any kind whatsoever, except as may be disclosed to Yellowbubble in writing prior to the execution of this Agreement;

         (l) FIMI is in material compliance with all applicable laws including, without limitation, all applicable U.S. securities laws;

         (m) there has been no material adverse change to the financial position of FIMI since September 30, 1999, as set forth in the unaudited financial statements of FIMI as of that date (the "FIMI Financial Statements"), which have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with prior periods;

         (n) FIMI has the corporate power to own the assets it owns, and to carry on the business carried on by it, and is duly qualified to carry on business in all jurisdictions in which it carries on business;

         (o) FIMI does not have any outstanding liabilities, whether direct, indirect, absolute, contingent or otherwise, whatsoever, except as may be indicated in the FIMI financial statements or as may have been incurred in the ordinary course of business or in respect of this Agreement and the transactions contemplated herein and the total liabilities of FIMI will not exceed US$80,000 as of the Closing Date;

         (p) except as may be disclosed in writing to the Shareholders prior to the Shareholders' execution of this Agreement:

                  (i) no dividends or other distributions of any kind whatsoever on any shares in the capital of FIMI have been made, declared or authorized;

                  (ii) no new machinery or equipment of any kind whatsoever has been ordered by, or installed or assembled on the premises of, FIMI;

                  (iii)    FIMI is not indebted to any of its shareholders;

                  (iv) none of the shareholders or any other officer, director or employee of FIMI is indebted or under obligation to FIMI on any account whatsoever; and

                  (v) FIMI has not guaranteed or agreed to guarantee any debt, liability or other obligation of any kind whatsoever of any person, firm or corporation of any kind whatsoever;

         (q)      since FIMI's incorporation:

                  (i) there has not been any material adverse change of any kind whatsoever in the financial position or condition of FIMI, or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or assets of FIMI or the right or capacity of FIMI to carry on its business;

                  (ii) FIMI has not waived or surrendered any right of any kind whatsoever of material value; and

                  (iii) except as may be expressly permitted under this Agreement, FIMI has not discharged, satisfied or paid any lien, charge or encumbrance of any kind whatsoever or obligation or liability of any kind whatsoever other than current liabilities in the ordinary course of its business;

         (r) other than as disclosed in writing to the Shareholders prior to the Shareholders' execution of this Agreement, no remuneration payable to directors, officers or employees is outstanding, and there are no arrangements or agreements in place between FIMI and any consultant or independent contractor of any kind;

         (s) no commitments of any kind whatsoever have been made or authorized by FIMI directly or indirectly to or on behalf of any of the shareholders or any of the directors, officers, key employees, independent contractors or consultants of FIMI regarding any compensation or other amount to be paid by FIMI after the Closing Date;

         (t) there are no pensions, profit sharing, group insurance or similar plans or other deferred compensation plans of any kind whatsoever affecting FIMI;

         (u) FIMI is not now, and has never been, a party to any collective agreement with any labour union or other association of employees of any kind whatsoever, no collective bargaining agent has been certified in respect of FIMI, and there is no application pending for certification of a collective bargaining agent in respect of FIMI;

         (v) FIMI is not a party to or bound by any material contracts other than this Agreement and a standard form of agreement with its stock transfer agent;

         (w) to the best of FIMI's knowledge, FIMI has not done anything which infringes upon or induces or contributes to the infringement of any third party privacy or intellectual property rights, domestic or foreign, of any other person, including without limitation, copyright, trade-mark, trade secret or patent rights;

         (x) all tax returns and reports of FIMI required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of FIMI have been paid or disclosed in writing to the Shareholders before the Shareholders entered into this Agreement;

         (y) FIMI has good and sufficient power, authority and capacity to enter into this Agreement and complete the transactions contemplated under this Agreement on the terms and conditions set forth herein;

         (z)      FIMI has not:

                  (i) made any election under any applicable tax legislation with respect to the acquisition or disposition of any property at other than fair market value;

                  (ii) acquired any property for proceeds greater than the fair market value thereof; or

                  (iii) disposed of anything for proceeds less than the fair market value thereof;

         (aa) FIMI has made all elections required to have been made under any applicable tax legislation in connection with any distributions made by it and all such elections were true and correct and filed in the prescribed form and within the prescribed time period;

         (bb) adequate provision has been made for taxes payable by FIMI for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers or other arrangements of any kind whatsoever providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax or governmental charge of any kind whatsoever by FIMI;

         (cc) FIMI does not have contingent tax liabilities of any kind whatsoever, and there are no grounds which would prompt a reassessment of FIMI, including for aggressive treatment of income or expenses in earlier tax returns filed;

         (dd) there are no amounts outstanding and unpaid for which FIMI has previously claimed a deduction under any applicable tax legislation;

         (ee) FIMI has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever;

         (ff) there are no actions, suits, judgements, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting FIMI at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and there is no basis therefor;

         (gg) the execution and delivery of this Agreement, the performance of FIMI's obligations under this Agreement and the Completion will not:

                  (i) conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, any of the constating documents of FIMI, or any of the terms of any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which FIMI is a party or by which FIMI is bound, or any judgement or order of any kind whatsoever of any court or administrative body of any kind whatsoever by which FIMI is bound; nor

                  (ii) result in the violation of any law or regulation of any kind whatsoever by FIMI;

         (hh) FIMI has not incurred any liability for agency, brokerage, referral or finder's fees, commissions or compensation of any kind whatsoever with respect to this Agreement or any transaction contemplated under this Agreement;

         (ii) the representations and warranties of FIMI contained in this Agreement disclose all material facts known to FIMI specifically relating to the transactions contemplated under this Agreement which, so far as FIMI is aware, materially and adversely affect, or in the future may materially and adversely affect, FIMI's ability to perform its obligations under this Agreement; and

         (jj) FIMI has had access to such information concerning Holdings and Yellowbubble as FIMI has considered necessary or appropriate in connection with the investment decision to acquire the Holdings Shares.

4.9 The representations and warranties of FIMI contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing, and they shall survive the Completion and remain in full force and effect thereafter for the benefit of the Shareholder.

5.        INDEMNITIES

5.1 Notwithstanding the completion of the transactions contemplated under this Agreement or FIMI's Investigation, the representations, warranties and acknowledgements of any of the Shareholders contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement shall survive the Completion and shall continue in full force and effect thereafter for the benefit of FIMI. If any of the representations, warranties or acknowledgements given by any of the Shareholders is found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of any of the Yellowbubble Group, then the party or parties responsible shall jointly and severally indemnify and save harmless FIMI from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against FIMI by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by FIMI, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement. Without in any way limiting the generality of the foregoing, this shall include any loss of any kind whatsoever which may be suffered or incurred by FIMI, directly or indirectly, arising out of any material assessment or reassessment levied upon Yellowbubble for tax, interest and/or penalties relating to any period of business operations up to and including the Closing Date and all claims, demands, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis) and expenses of any kind whatsoever in respect of the foregoing. For the avoidance of doubt, notwithstanding the provisions of this paragraph, Continental shall not be required to indemnify FIMI in respect of a breach of any representation, warranty or acknowledgement by any Shareholder other than Continental.

5.2 Notwithstanding the completion of the transactions contemplated under this Agreement or the Shareholders' Investigation, the representations, warranties and acknowledgements of FIMI contained in this Agreement or any certificates or documents delivered by FIMI pursuant to this Agreement shall survive the Completion and shall continue in full force and effect thereafter for the benefit of the Shareholders. If any of the representations, warranties or acknowledgements given by FIMI is found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of FIMI, then the party or parties responsible shall jointly and severally indemnify and save the Shareholders harmless from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against any of the Shareholders by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by any of the Shareholders, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement. Without in any way limiting the generality of the foregoing, this shall include any loss of any kind whatsoever which may be suffered or incurred by any of the Shareholders, directly or indirectly, arising out of any material assessment or reassessment levied for tax, interest and/or penalties relating to any period of business operations up to and including the Closing Date and all claims, demands, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis) and expenses of any kind whatsoever in respect of the foregoing.

6.        CLOSING

6.1 At the Time of Closing, the Yellowbubble Group shall deliver to the solicitors for FIMI:

         (a) certified true copies of resolutions of the directors of Yellowbubble and Holdings evidencing that the directors of Yellowbubble and Holdings have approved this Agreement and all of the transactions of Yellowbubble and Holdings contemplated hereunder, specifically referring to:

                  (i) the exchange and transfer of the Holdings Shares from the Shareholders to FIMI as provided for in this Agreement;

                  (ii) the cancellation of the share certificates (the "Old Share Certificates") representing the Holdings Shares held as set forth in Recital D of this Agreement, as and when the Old Share Certificates may be tendered by FIMI for cancellation; and

                  (iii) the issuance of a new share certificate representing the Holdings Shares to be registered in the name of FIMI as and when may be requested by FIMI;

         (b)      the Old Share Certificates;

         (c) undated transfers of the Holdings Shares, duly endorsed by the Shareholders;

         (d)      all minute books of Yellowbubble and Holdings;

         (e) all original and duplicate certificates evidencing registration anywhere in the world of any interest in tangible or intangible property included in the Assets, and original assignments of each interest to Yellowbubble, duly executed in registrable form acceptable to FIMI's solicitors, acting reasonably;

         (f) a release in the form of Schedule G to this Agreement from each of the Shareholders of all claims against Yellowbubble for outstanding amounts owing by either of Yellowbubble or Holdings on account of any loans, bonuses, reimbursements, compensation, fees, royalties, dividends or other consideration whatsoever;

         (g)      the Yellowbubble Solicitor Opinion;

         (h) a certificate of confirmation from each of the Shareholders other than Continental, substantially in the form of Schedule H to this Agreement;

         (i) the consent of Mr. Dhillon to become a Director and the Chief Executive Officer of FIMI, the consent of Mr. Scroggie to become a Director and Secretary of FIMI, and the consent of Mr. Patel to become a Director of FIMI;

         (j) a trust declaration in the form of Schedule I to this Agreement from each of the Shareholders, collectively in respect of all of the Holdings Shares;

         (k) a power of attorney in the form of Schedule J to this Agreement from each of the Shareholders, collectively in respect of all of the Holdings Shares; and

         (l) any other materials that are, in the opinion of the solicitors for FIMI, reasonably required to complete the transactions contemplated under this Agreement.

6.2      At the Time of Closing, FIMI shall deliver to Lawrence Graham:

         (a) certified true copies of the resolutions of the directors and, if shareholder approval is required, of the shareholders of FIMI, evidencing that the directors and, as applicable, the shareholders, of FIMI have approved this Agreement and all of the transactions of FIMI contemplated hereunder, including the issuance of the FIMI Shares in exchange for the Holdings Shares, the appointment of Mr. Dhillon as a Director of FIMI, the appointment of Mr. Scroggie as a Director and Secretary of FIMI, the appointment of Mr. Patel as a Director of FIMI and the resignation of Mr. John A. Meyer as a Director and Secretary of FIMI;

         (b) share certificates representing the FIMI Shares, or written confirmation that FIMI's stock transfer agent has been instructed to issue and deliver to the Shareholders share certificates representing the FIMI Shares, registered in the names of the Shareholders as jointly directed by the Shareholders in writing;

         (c) a certificate of confirmation signed by Mr. John A. Meyer, the sole director and officer of FIMI substantially in the form of Schedule K to this Agreement;

         (d)      the FIMI Solicitor Opinion;

         (e) the Closing Financing proceeds, as described in paragraph 1.5 of this Agreement;

         (f) an escrow agreement in the form of Schedule M to this Agreement, executed by WFW; and

         (g) the resignation of Mr. John A. Meyer as a Director and Secretary of FIMI, effective on Completion.

7.        GENERAL

7.1 Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement and any waiver by the parties of this paragraph
7.1 or any failure by them to exercise any of their rights under this Agreement shall be limited to the particular instance and shall not extend to any other instance or matter in this Agreement or otherwise affect any of their rights or remedies under this Agreement.

7.2 The Schedules to this Agreement incorporated by reference and the recitals to this Agreement constitute a part of this Agreement.

7.3 This Agreement constitutes the entire Agreement between the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein.

7.4 The headings in this Agreement are for reference only and do not constitute terms of the Agreement.

7.5 The provisions contained in this Agreement which, by their terms, require performance by a party to this Agreement subsequent to the Closing Date of this Agreement, shall survive the Closing Date of this Agreement.

7.6 No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by the parties directly affected by such alteration, amendment, modification or interpretation.

7.7 Whenever the singular or masculine is used in this Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

7.8 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after the Closing Date, reasonably require in order to carry out the full intent and meaning of this Agreement.

7.9 Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered by hand to the appropriate party at the address as first set out above or to such other addresses or by such other means as may be designated in writing by the parties hereto in the manner provided for in this paragraph, and shall be deemed to have been received on the date of delivery by hand, or if delivered by e-mail or telecopy, then on the date transmission completes.

7.10 This Agreement shall be subject to, governed by, and construed in accordance with the laws of the State of Nevada and the laws of the United States of America applicable therein.

7.11

7.12 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals as of the Effective Date:



SIGNED, SEALED & DELIVERED                      )
by NARINDER DHILLON in the presence of:         )
                                                )
                                                )
                                                ) ------------------------------
---------------------------------------         ) NARINDER DHILLON
Signature of Witness                            )
                                                )
Name:                                           )
     ----------------------------------         )
Address:                                        )
        -------------------------------         )
                                                )
---------------------------------------         )
Occupation:                                     )
           ----------------------------         )
                                                )
SIGNED, SEALED & DELIVERED by                   )
GORDON BARRY McFADZEAN                          )
in the presence of:                             )
                                                )
---------------------------------------         ) ------------------------------
Signature of Witness                            ) GORDON BARRY McFADZEAN
                                                )
Name:                                           )
     ----------------------------------         )
Address:                                        )
        -------------------------------         )
                                                )
---------------------------------------         )
Occupation:                                     )
           ----------------------------         )
                                                )
SIGNED, SEALED & DELIVERED by                   )
DAVID FRANK HENDERSON SCROGGIE                  )
in the presence of:                             )
                                                )
                                                )
---------------------------------------         ) ------------------------------
Signature of Witness                            ) DAVID FRANK HENDERSON SCROGGIE
                                                )
Name:                                           )
     ----------------------------------         )
Address:                                        )
        -------------------------------         )
                                                )
---------------------------------------         )
Occupation:                                     )
           ----------------------------         )

SIGNED, SEALED & DELIVERED by                   )
PRASHANT NARESH PATEL in                        )
the presence of:                                )
                                                )
---------------------------------------         ) ------------------------------
Signature of Witness                            ) PRASHANT NARESH PATEL
                                                )
Name:                                           )
     ----------------------------------         )
Address:                                        )
        -------------------------------         )
                                                )
---------------------------------------         )
Occupation:                                     )
           ----------------------------         )
                                                )
                                                )
THE CORPORATE SEAL of                           )
THE CONTINENTAL TRUST COMPANY                   )
LIMITED was hereunto affixed in the presence of )
its authorized signatory(ies):                  )
                                                )
---------------------------------------         )              c/s
Name:                                           )
     ----------------------------------         )
Title:                                          )
      ---------------------------------         )
                                                )
                                                )
---------------------------------------         )
Name:                                           )
     ----------------------------------         )
Title:                                          )
      ---------------------------------         )
                                                )
                                                )
EXECUTED by                                     )
YELLOWBUBBLE.COM LIMITED                        )
acting by two directors:                        )
                                                )
---------------------------------------         )
Name:                                           )
     ----------------------------------         )
Title:                                          )
      ---------------------------------         )
                                                )
                                                )
---------------------------------------         )
Name:                                           )
     ----------------------------------         )
Title:                                          )
      ---------------------------------         )
                                                )

EXECUTED by                                     )
YELLOWBUBBLE.COM HOLDINGS LIMITED               )
acting by two directors:                        )
                                                )
                                                )
---------------------------------------         )
Name:                                           )
     ----------------------------------         )
Title:                                          )
      ---------------------------------         )
                                                )
                                                )
---------------------------------------         )
Name:                                           )
     ----------------------------------         )
Title:                                          )
      ---------------------------------         )
                                                )
                                                )
EXECUTED by                                     )
YELLOWBUBBLE.COM, INC. (formerly                )
FAMOUS INTERNET MALL, INC.)                     )
acting by its sole director:                    )
                                                )
---------------------------------------         )
Name: JOHN A. MEYER                             )
Title: DIRECTOR AND PRESIDENT                   )

                                   SCHEDULE A



                      SUBSCRIPTION AGREEMENT - ss. 74(2)(4)



THIS AGREEMENT MADE EFFECTIVE AS OF __ FEBRUARY 2000 (the "Effective Date").

BETWEEN:

                  YELLOWBUBBLE.COM, INC.;

                  (the "Company")

AND:

                  THE PARTY NAMED AS PURCHASER BELOW

                  (the "Purchaser")


WHEREAS:

A. Subject to fulfilment by the Company of certain conditions described in Appendix 1 attached hereto, the Purchaser wishes to subscribe for a total of 342,000 common shares of the Company (collectively, the "Securities"), in three separate stages (collectively, this "Subscription"), as follows:

               i)                102,600    common    shares    (the    "Closing
                       Subscription Shares"), immediately after acquisition by the Company of beneficial (but not registered or legal) title to all the issued and outstanding shares of Yellowbubble.com Holdings Limited (the "Acquisition") and achievement of the Closing Milestones defined in Appendix 1;

               ii)               102,600 common shares (the "First  Post-Closing
                       Subscription Shares") upon achievement of the First Post-Closing Milestones defined in Appendix 1; and

               iii)              136,800 common shares (the "Second Post-Closing
                       Subscription Shares") upon achievement of the Second Post-Closing Milestones defined in Appendix 1;

B. It is the intention of the parties to this Agreement that this Subscription will be made pursuant to appropriate exemptions (the "Exemptions") from the registration and prospectus or equivalent requirements of all rules, policies, notices, orders and legislation of any kind whatsoever (collectively the "Securities Rules") of all jurisdictions applicable to this Subscription;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged, the parties covenant and agree with each other (the "Agreement") as follows:

1.       Representations and Warranties of the Purchaser

1.1 The Purchaser represents and warrants to the Company, and acknowledges that the Company is relying on these representations and warranties to, among other things, ensure that it is complying with all of the applicable Securities Rules, that:

         (a) the Purchaser is purchasing a sufficient number of Securities in each stage of this Subscription such that the aggregate acquisition cost to the Purchaser of such Securities is not less than $97,000, if the Purchaser is a resident of British
                  Columbia, Alberta, Manitoba, New Brunswick, Prince Edward Island, Newfoundland or an International Jurisdiction, or $150,000 if the Purchaser is a resident of Saskatchewan, Ontario, Quebec or Nova Scotia, and the Purchaser is:

                  (i) purchasing such Securities as principal for its own account and not for the benefit of any other person; or

                  (ii)   deemed to be acting as principal by virtue of it being:

                           A. a trust company or insurer which is authorized to carry on business in B.C. under the Financial Institutions Act (British Columbia) and which is acting as agent or trustee for accounts that are fully managed by it within the meaning of ss. 74(1)(a) of the Securities Act (British Columbia (the "Act") and NIN #97/11 issued by the B.C. Securities Commission (the "Commission"); or

                           B. a portfolio manager within the meaning of ss. 1(1) of the Act which is carrying on business in B.C. and which is registered or exempt from registration under the Act and which is acting as agent for accounts that are fully managed by it within the meaning of ss. 74(1)(b) of the Act and NIN #97/11; or

                           C. a trust company, insurer or portfolio manager within the meaning of BOR #97/4 issued by the Commission which is acting, in the case of a trust company or insurer, as agent or trustee or, in the case of a portfolio manager, as agent, for accounts that are fully managed by it within the meaning of BOR #97/4and NIN #97/11;

                           and the Purchaser is also deemed to be acting as principal under the analogous provisions of any other Securities Rules having application;

         (b) the Purchaser has not been formed, created, established or incorporated for the purpose of permitting the purchase of the Securities without a prospectus by groups of individuals whose individual share of the aggregate acquisition cost for such Securities is less than $97,000, if the beneficial purchaser is a resident of British Columbia, Alberta, Manitoba, New Brunswick, Prince Edward Island, Newfoundland or an International Jurisdiction, or $150,000 if the beneficial purchaser is a resident of Saskatchewan, Ontario, Quebec or Nova Scotia;

         (c) the Purchaser is resident of an "International Jurisdiction" (which means a country other than Canada or the United States) and the Purchaser further represents and warrants that:

                  (i) the Purchaser is knowledgeable of, or has been independently advised as to, the applicable Securities Rules of the International Jurisdiction which would apply to this Subscription, if there are any;

                  (ii) the Purchaser is purchasing the Securities pursuant to Exemptions under the Securities Rules of that
                           International Jurisdiction or, if such is not applicable, the Purchaser is permitted to purchase the Securities under the applicable Securities Rules of the International Jurisdiction without the need to rely on Exemptions; and

                  (iii) the applicable Securities Rules do not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

                  the Purchaser will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii) and (iii) above to the satisfaction of the Company, acting reasonably;

         (d)      [intentionally left blank]

         (e) the Purchaser acknowledges that the Company is relying on the Exemptions in order to complete the trade and distribution of the Securities and the Purchaser is aware of the criteria of the Exemptions to be met by the Purchaser, and the Purchaser meets those criteria;

         (f) the Purchaser acknowledges that because this Subscription is being made pursuant to the Exemptions:

                  (i) the Purchaser is restricted from using certain of the civil remedies available under the applicable Securities Rules;

                  (ii) the Purchaser may not receive information that might otherwise be required to be provided to the Purchaser under the applicable Securities Rules if the Exemptions were not being used;

                  (iii) the Company is relieved from certain obligations that would otherwise apply under the applicable Securities Rules if the Exemptions were not being used;

                  (iv) no securities commission, stock exchange or similar regulatory authority has reviewed or passed on the merits of the Securities;

                  (v) there is no government or other insurance covering the Securities;

                  (vi) there are risks associated with the purchase of the Securities; and

                  (vii) there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities.

         (g) the Securities are not being subscribed for by the Purchaser as a result of any material information about the Company's affairs that has not been publicly disclosed;


         (h) the offer and sale of these Securities was not accompanied by an advertisement and the Purchaser was not induced to purchase these Securities as a result of any advertisement made by the Company;

         (i) if the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is a partnership, syndicate, trust or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon the Company executing and delivering this Agreement, this Agreement will constitute a legal, valid and binding contract of the Purchaser enforceable against the
                  Purchaser in accordance with its terms and neither the agreement resulting from such acceptance nor the completion of the transactions contemplated hereby conflicts with, or will conflict with, or results, or will result, in a breach or violation of any law applicable to the Purchaser, any constating documents of the Purchaser or any agreement to which the Purchaser is a party or by which the Purchaser is bound;

         (j) the Purchaser is not, and was not at any time that it purchased the Securities or received an offer to purchase the Securities pursuant to this subscription, a "U.S. Person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. person, and any partnership or corporation organized or incorporated under the laws of the United States;

         (k) the Purchaser did not receive any term sheet, subscription form or other offering materials in connection with this subscription in the United States, and did not execute or deliver any such subscription form or other materials in the United States;

         (l) no offers of Securities were made by any person to the Purchaser while the Purchaser was in the United States; and

         (m)      the  Purchaser  is  not  acquiring  Securities,   directly  or
                  indirectly, for the account or benefit of a U.S. Person or a person in the United States.

1.2 The Company represents and warrants to the Purchaser, and acknowledges that the Purchaser is relying on these representations and warranties in entering into this Agreement, that:

         (a) the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of the State of Nevada;

         (b) the Company is not a reporting issuer in British Columbia and any Securities issued to the Purchaser will be subject to an indefinite hold period in British Columbia unless an exemption from the registration and prospectus requirements of the Securities Act is available. Such an exemption may not be available;

         (c) the Company's subsidiaries (the "Subsidiaries"), if any, are valid and subsisting corporations and in good standing under the laws of the jurisdictions in which they were incorporated;

         (d) the common shares of the Company are eligible for quotation on the N.A.S.D. OTC Bulletin Board ("OTC");

         (e) upon their issuance, the Shares (as defined below) will be validly issued and outstanding fully paid and non-assessable common shares of the Company registered as directed by the Purchaser, free and clear of all trade restrictions (except as may be imposed by operation of the applicable Securities Rules) and, except as may be created by the Purchaser, liens, charges or encumbrances of any kind whatsoever;

         (f) the Company and its Subsidiaries, if any, hold all licences and permits that are required for carrying on their business in the manner in which such business has been carried on and the Company and its Subsidiaries, if any, have the corporate power and capacity to own the assets owned by them and to carry on the business carried on by them and they are duly qualified to carry on business in all jurisdictions in which they carry on business;

         (g) all prospectuses, exchange offering prospectuses, offering memorandums, filing statements, information circulars, material change reports, shareholder communications, press releases and other disclosure documents of the Company including, but not limited to, financial statements, contain no untrue statement of a material fact as at the date thereof nor do they omit to state a material fact which, at the date thereof, was required to have been stated or was necessary to prevent a statement that was made from being false or misleading in the circumstances in which it was made;

         (h) to the best of its knowledge, and except as publicly disclosed, there are no material actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting the Company or its Subsidiaries, if any, at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and, to the best of the Company's knowledge, there is no basis therefor;

         (i) the Company has good and sufficient right and authority to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

         (j) to the best of its knowledge, the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the completion of its transactions contemplated under this Agreement will not conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, the constating documents of the Company or any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which the Company is a party or by which it is bound, or any judgment or order of any kind whatsoever of any Court or administrative body of any kind whatsoever by which it is bound.

2.       Subscriptions

2.1       The   Purchaser   hereby   subscribes   US$1,500,525   (the   "Closing
Subscription Funds") for and agrees to take up 102,600 common shares of the Company at a price of U.S. $14.625 per share.

2.2 On or before 17 February 2000 (the "Closing Date"), the Purchaser shall deliver the Closing Subscription Funds for the Closing Subscription Shares in the form of a solicitor's trust cheque, certified cheque, bank draft, money order or wire transfer payable to "Watson, Farley & Williams In Trust" as the solicitors for and on behalf of the Company. Upon receipt of the Closing Subscription Funds, completion of the Acquisition and receipt of written notice from Mr. Iain MacPherson confirming that the Closing Milestones have been met, the Company will immediately proceed to issue share certificates representing the Closing Subscription Shares, and the Company will be entitled to use the Closing Subscription Funds immediately upon the issuance of those certificates. The Purchaser hereby confirms that upon the Company advising Watson, Farley & Williams that it is holding such certificates for immediate delivery to the Purchaser, Watson, Farley & Williams is hereby irrevocably authorized and directed to release and deliver the Closing Subscription Funds, together with any accrued interest thereon, to the Company or for use as directed by the Company without prior notice to, consent of or action by the Purchaser and that Watson, Farley & Williams can rely on this irrevocable direction as if it were a party to this Agreement.

2.3 The Purchaser hereby subscribes US$1,500,525 (the "First Post-Closing Subscription Funds") for and agrees to take up 102,600 common shares of the Company (the "First Post-Closing Subscription Shares") at a price of U.S. $14.625 per share.

2.4 On or before the Closing Date, the Purchaser shall deliver the First Post-Closing Subscription Funds for the First Post-Closing Subscription Shares in the form of a solicitor's trust cheque, certified cheque, bank draft, money order or wire transfer payable to "Watson, Farley & Williams In Trust" as the solicitors for and on behalf of the Company. Provided that the First Post-Closing Subscription Funds have been so delivered and within 120 days after the Closing Date the Company receives written notice from Mr. Iain MacPherson confirming that the First Post-Closing Milestones have been met, the Company will immediately upon receipt of that notice proceed to issue share certificates representing the First Post-Closing Subscription Shares, and the Company will be entitled to use the First Post-Closing Subscription Funds immediately upon the issuance of those certificates. The Purchaser hereby confirms that upon the Company advising Watson, Farley & Williams that it is holding such certificates for immediate delivery to the Purchaser, Watson, Farley & Williams is hereby irrevocably authorized and directed to release and deliver the First Post-Closing Subscription Funds, together with any accrued interest thereon, to the Company or for use as directed by the Company without prior notice to, consent of or action by the Purchaser and that Watson, Farley & Williams can rely on this irrevocable direction as if it were a party to this Agreement. If within 120 days after the Closing Date the Company does not receive from Mr. Iain MacPherson written notice that the First Post-Closing Milestones have been met, then at the option of the Purchaser the First Post-Closing Subscription Funds shall be returned to the Purchaser and the Purchaser's subscription for the First Post-Closing Subscription Shares shall be cancelled.

2.5 The Purchaser hereby subscribes US$2,000,700 (the "Second Post-Closing Subscription Funds") for and agrees to take up 136,800 common shares of the Company (the "Second Post-Closing Subscription Shares") at a price of U.S. $14.625 per share.

2.6 Upon issuance of the First Post-Closing Subscription Shares, the Purchaser shall deliver the Second Post-Closing Subscription Funds for the Second Post-Closing Subscription Shares in the form of a solicitor's trust cheque, certified cheque, bank draft, money order or wire transfer payable to "Watson, Farley & Williams In Trust" as the solicitors for and on behalf of the Company. Provided that the Second Post-Closing Subscription Funds have been so delivered and within 120 days after the Closing Date the Company receives written notice from Mr. Iain MacPherson confirming that the Second Post-Closing Milestones have been met, the Company will immediately upon receipt of that notice proceed to issue share certificates representing the Second Post-Closing Subscription Shares, and the Company will be entitled to use the Second Post-Closing Subscription Funds immediately upon the issuance of those certificates. The Purchaser hereby confirms that upon the Company advising Watson, Farley & Williams that it is holding such certificates for immediate delivery to the Purchaser, Watson, Farley & Williams is hereby irrevocably authorized and directed to release and deliver the Second Post-Closing Subscription Funds, together with any accrued interest thereon, to the Company or for use as directed by the Company without prior notice to, consent of or action by the Purchaser and that Watson, Farley & Williams can rely on this irrevocable direction as if it were a party to this Agreement. If within 120 days after the Closing Date the Company does not receive from Mr. Iain MacPherson written notice that both the First Post-Closing Milestones and the Second Post-Closing Milestones have been met, then at the option of the Purchaser the Second Post-Closing Subscription Funds shall be returned to the Purchaser and the Purchaser's subscription for the Second Post-Closing Subscription Shares shall be cancelled.

3.       Covenants, Agreements and Acknowledgements

3.1 The Purchaser covenants and agrees with the Company to hold and not sell, transfer or in any manner dispose of the Securities unless the sale, transfer or disposition is made in accordance with all applicable Securities Rules.

3.2 The Purchaser acknowledges and agrees that the Securities will be subject to such trade restrictions as may be imposed by operation of the applicable Securities Rules, and the share certificates representing the Securities will bear such legends as may be required by the applicable Securities Rules. The Purchaser further acknowledges and agrees that it is the Purchaser's obligation to comply with the trade restrictions in all of the applicable jurisdictions and the Company offers no advice as to those trade restrictions.

3.3     The Purchaser acknowledges that:

         (a) the Securities have not been registered under the U.S. Securities Act and are "restricted securities" within the meaning of Rule 144 under the U.S. Securities Act and may only be resold in accordance with the provisions of Regulation S under the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from such registration. The Purchaser understands that the Company has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities;

         (b) hedging transactions involving the Securities may not be conducted unless in compliance with the U.S. Securities Act;

         (c) there may be material tax consequences to the Purchaser of an acquisition or disposition of Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the Purchaser's acquisition or disposition of such securities;

         (d) the certificates evidencing the Securities issued in this subscription will bear a legend in substantially the following form:

                           "THE SECURITIES  REPRESENTED HEREBY HAVE NOT BEEN AND
                  WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED ONLY (i) TO THE COMPANY; (ii) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT; (iii) IN ACCORDANCE WITH RULE 144 UNDER THE 1933 ACT; OR (iv) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED, PRIOR TO ANY SUCH SALE, TRANSFER OR ASSIGNMENT, THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL, IN FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."; and

         (e) the Company is required to refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S under the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from such registration.

3.4 The Company covenants and agrees with the Purchaser to file the documents necessary to be filed under the applicable Securities Rules, including Forms 20 (or the forms equivalent thereto), within the required time.



4.       [Intentionally left blank]



5.       [Intentionally left blank]



6.       General


6.1       For the purposes of this Agreement, time is of the essence.

6.2 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may, either before or after the execution of this Agreement, be reasonably required to carry out the full intent and meaning of this Agreement.

6.3 This Agreement shall be subject to, governed by and construed in accordance with the laws of British Columbia.

6.4       This Agreement may not be assigned by either party hereto.

6.5 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this written Agreement effective as of the Effective Date.


YELLOWBUBBLE.COM, INC.



Per:
    ----------------------------
    Authorized Signatory



TO BE COMPLETED BY THE PURCHASER:

A. Name and Address (Note: Cannot be a U.S. Address) The name and address (to establish the Purchaser's jurisdiction of residence for the purpose of determining the applicable Securities Rules) of the purchaser (the "Purchaser") is as follows:


                                    ----------------------------------------
                                    Name


                                    ----------------------------------------
                                    Street Address


                                    ----------------------------------------
                                    City and Province


                                    ----------------------------------------
                                    Country


                                                              ---------------
                                                              Postal Code

B. Registration Instructions (Note: Cannot be a U.S. Address) The name and address of the person in whose name the Purchaser's Securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):


                                    ----------------------------------------
                                    Name


                                    ----------------------------------------
                                    Street Address


                                    ----------------------------------------
                                    City and Province


                                    ----------------------------------------
                                    Country                      Postal Code



C. Delivery Instructions (Note: Cannot be a U.S. Address) The name and address of the person to whom the certificates representing the Purchaser's Securities referred to in paragraph A above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):



                                    ----------------------------------------
                                    Name


                                    ----------------------------------------
                                    Street Address


                                    ----------------------------------------
                                    City and Province


                                    ----------------------------------------
                                    Country                      Postal Code



TO BE COMPLETED AND SIGNED BY THE PURCHASER:



------------------------------------------
Name of the "Purchaser" - use the name inserted in paragraph A above.


Per:
    ---------------------------------
     Signature of Purchaser


    ---------------------------------
     Title (if applicable)

                                   APPENDIX 1

                                   MILESTONES

1.       Closing Milestones:

         i) The yellowbubble.com Website to be up and functional by 30 January 2000.

         ii)      Undertaking  by   yellowbubble.com  to  register  50  "Founder
                  Executives" (i.e. key Executives to drive the terrestrial marketing programme) within 60 days of Closing of Agreement.

         iii) Undertaking by yellowbubble.com to register at least 50,000 Members onto its website within 60 days of Closing of the Agreement.

         iv)      Schedule   of   yellowbubble.com's    pre-start   Assets   and
                  Operational Costs incurred as at 3 February 2000 to be completed.

1.       First Post-Closing Milestones

         i)       50 Founder Executives to be registered.

         ii)      At least 50,000 Members to be registered.

         iii) Completion of the Marketing Plan for both on-line (surfing Members) and off-line (terrestrial Members).

         iv) Completion of the Marketing Budget, identifying all areas of promotional activity and costs.

         v)       Confirmation that the following have been secured:

                  - Hire of PR Agency/ Consultancy

                  - Hire of Advertising Agency/ Consultancy

                  - Hire of Investor Relations Agency  or media Consultant

                  - Serviced offices for the main operations of yellowbubble.com

                  - Phase  I team  structure  in   place  (substantially  as per
                    attached Outline Document).

2.       Second Post-Closing Milestones

         i) Completion of 2-year Business Plan, for use as a management tool including full budget projections, which will include a final Marketing Plan incorporating both on-line and off-line methodologies.

         ii) Commissioning of a consumer research programme in relation to brand awareness of the yellowbubble.com brand.

         iii)     250 Executive Members to be registered (in total).

         iv)      100,000 Members to be registered (in total)

         v) Personnel for Phase II team structure (substantially as per attached Phase II Outline Document) to be identified, with a view to recruiting such personnel as soon as possible, subject to operational requirements and funding.